Quarterly Holdings Report
for
Fidelity® MSCI Energy Index ETF
October 31, 2023
T03-NPRT1-1223
1.9584807.109

Schedule of Investments October 31, 2023 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
ENERGY EQUIPMENT & SERVICES – 11.7%
Oil & Gas Drilling – 1.3%
Diamond Offshore Drilling, Inc. (a)		85,058	$ 1,055,570
Helmerich & Payne, Inc.		85,938	3,400,567
Nabors Industries Ltd. (a)		7,618	743,821
Noble Corp. PLC (a)		87,101	4,066,746
Patterson-UTI Energy, Inc.		295,340	3,750,818
Transocean Ltd. (a)		577,863	3,825,453
Valaris Ltd. (a)		53,533	3,535,319
			20,378,294
Oil & Gas Equipment & Services – 10.4%
Archrock, Inc.		118,043	1,495,605
Atlas Energy Solutions, Inc.		14,400	262,224
Baker Hughes Co.		848,080	29,190,913
Bristow Group, Inc. (a)		5,864	153,285
Cactus, Inc. Class A		54,063	2,537,717
ChampionX Corp.		165,847	5,108,088
Core Laboratories, Inc.		39,161	838,829
DMC Global, Inc. (a)		16,538	313,395
Dril-Quip, Inc. (a)		27,238	589,975
Expro Group Holdings NV (a)		77,262	1,216,876
Halliburton Co.		755,791	29,732,818
Helix Energy Solutions Group, Inc. (a)		120,912	1,184,938
Liberty Energy, Inc.		135,439	2,668,148
NOV, Inc.		329,832	6,583,447
Oceaneering International, Inc. (a)		84,309	1,853,955
Oil States International, Inc. (a)		53,926	391,503
ProPetro Holding Corp. (a)		72,502	759,821
RPC, Inc.		72,604	604,065
Schlumberger NV		1,194,033	66,459,877
Select Water Solutions, Inc.		72,046	536,022
TechnipFMC PLC (a)		369,906	7,960,377
TETRA Technologies, Inc. (a)		103,149	488,926
Tidewater, Inc. (a)		10,259	701,203
U.S. Silica Holdings, Inc. (a)		64,642	780,229
Weatherford International PLC (a)		57,226	5,327,168
			167,739,404
TOTAL ENERGY EQUIPMENT & SERVICES	188,117,698
OIL, GAS & CONSUMABLE FUELS – 88.1%
Coal & Consumable Fuels – 0.5%
Centrus Energy Corp. Class A (a)		10,537	559,199
CONSOL Energy, Inc.		28,549	2,623,368
Enviva, Inc.		22,741	82,322
Peabody Energy Corp.		109,660	2,586,879
Uranium Energy Corp. (a)		300,175	1,786,041
			7,637,809
Integrated Oil & Gas – 37.9%
Chevron Corp.		1,519,890	221,493,570
Exxon Mobil Corp.		3,321,087	351,537,059

	Shares	Value

Occidental Petroleum Corp.	560,278	$ 34,630,783
		607,661,412
Oil & Gas Exploration & Production – 29.6%
Antero Resources Corp. (a)	238,857	7,031,950
APA Corp.	258,521	10,268,454
Berry Corp.	58,073	484,910
California Resources Corp.	44,297	2,329,579
Callon Petroleum Co. (a)	46,040	1,719,594
Chesapeake Energy Corp.	95,324	8,205,490
Chord Energy Corp.	34,813	5,755,285
Civitas Resources, Inc.	43,971	3,316,733
CNX Resources Corp. (a)	139,337	3,026,400
Comstock Resources, Inc.	81,498	1,026,875
ConocoPhillips	1,013,694	120,426,847
Coterra Energy, Inc.	634,537	17,449,768
Crescent Energy Co. Class A	65,940	803,149
Denbury, Inc. (a)	41,682	3,705,113
Devon Energy Corp.	537,567	25,034,495
Diamondback Energy, Inc.	144,120	23,105,318
Earthstone Energy, Inc. Class A (a)	44,462	941,261
EOG Resources, Inc.	489,949	61,856,061
EQT Corp.	302,958	12,839,360
Granite Ridge Resources, Inc.	22,746	140,115
Gulfport Energy Corp. (a)	9,326	1,152,787
Hess Corp.	231,501	33,428,744
Kimbell Royalty Partners LP	55,133	888,744
Kosmos Energy Ltd. (a)	385,427	2,790,492
Magnolia Oil & Gas Corp. Class A	151,915	3,410,492
Marathon Oil Corp.	517,381	14,129,675
Matador Resources Co.	94,877	5,852,962
Murphy Oil Corp.	124,283	5,576,578
Northern Oil & Gas, Inc.	66,605	2,553,636
Ovintiv, Inc.	219,095	10,516,560
Permian Resources Corp.	243,375	3,545,974
Pioneer Natural Resources Co.	195,805	46,797,395
Range Resources Corp.	202,132	7,244,411
Riley Exploration Permian, Inc.	5,049	159,801
SandRidge Energy, Inc.	26,313	417,061
SilverBow Resources, Inc. (a)	13,202	450,188
Sitio Royalties Corp. Class A	64,488	1,594,143
SM Energy Co.	100,961	4,070,748
Southwestern Energy Co. (a)	922,563	6,577,874
Talos Energy, Inc. (a)	105,084	1,628,802
Tellurian, Inc. (a)	445,484	307,384
Texas Pacific Land Corp.	5,156	9,517,718
VAALCO Energy, Inc.	90,479	404,441
Viper Energy Partners LP	54,562	1,553,926
Vital Energy, Inc. (a)	16,957	848,528
Vitesse Energy, Inc.	20,784	492,373
W&T Offshore, Inc. (a)	86,013	356,954
		475,735,148

Quarterly Report	2

Common Stocks – continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS – continued
Oil & Gas Refining & Marketing – 9.7%
Clean Energy Fuels Corp. (a)	149,684	$ 522,397
CVR Energy, Inc.	25,319	829,197
Delek U.S. Holdings, Inc.	55,005	1,449,382
Green Plains, Inc. (a)	37,085	1,089,557
HF Sinclair Corp.	128,879	7,137,319
Marathon Petroleum Corp.	355,432	53,759,090
Par Pacific Holdings, Inc. (a)	48,538	1,593,017
PBF Energy, Inc. Class A	95,248	4,527,138
Phillips 66	384,400	43,848,508
REX American Resources Corp. (a)	13,144	499,603
Valero Energy Corp.	302,850	38,461,950
Vertex Energy, Inc. (a)	70,415	303,489
World Kinect Corp.	51,586	954,341
		154,974,988
Oil & Gas Storage & Transportation – 10.4%
Antero Midstream Corp.	301,363	3,718,819
Cheniere Energy, Inc.	203,532	33,871,795
Dorian LPG Ltd.	27,015	863,669
DT Midstream, Inc.	81,166	4,380,529
EnLink Midstream LLC (a)	215,813	2,652,342
Equitrans Midstream Corp.	362,887	3,218,808
Excelerate Energy, Inc. Class A	15,408	219,102
Hess Midstream LP Class A	55,957	1,678,710
International Seaways, Inc.	28,832	1,386,531
Kinder Morgan, Inc.	1,689,768	27,374,242
Kinetik Holdings, Inc.	15,288	541,807
New Fortress Energy, Inc.	51,486	1,560,026
NextDecade Corp. (a)	50,385	221,190

		Shares	Value

ONEOK, Inc.		487,760	$ 31,801,952
Plains GP Holdings LP Class A (a)		163,737	2,567,396
Targa Resources Corp.		179,876	15,039,432
Williams Cos., Inc.		1,020,504	35,105,338
			166,201,688
TOTAL OIL, GAS & CONSUMABLE FUELS	1,412,211,045
TOTAL COMMON STOCKS (Cost $1,178,725,898)			1,600,328,743
Money Market Fund – 0.1%

State Street Institutional Treasury Plus Money Market Fund 5.25% (b) (Cost $2,100,000)		2,100,000	2,100,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $1,180,825,898)	1,602,428,743
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	1,422,019
NET ASSETS – 100.0%	$1,603,850,762

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $268,250 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini Energy Select Sector Index Contracts (United States)	37	December 2023	$3,315,940	$(167,243)	$(167,243)
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund’s investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund’s fair valuation practices and maintains the fair valuation policies and procedures. The Fund’s investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	4

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
5	Quarterly Report